PROMISSORY NOTE


$5,000,000                                        March 17, 1997

     FOR VALUE RECEIVED, LYNCH CORPORATION, an Indiana corporation ("Borrower"), promises to pay to Gabelli Funds, Inc. ("Lender") or order, by wire transfer sent to an account designated in writing to Borrower from time to time by the holder hereof (or in such other manner or at such other place as the holder hereof shall notify Borrower in writing), the principal amount of Five Million Dollars ($5,000,000), with interest from the date hereof on the unpaid principal balance hereunder at the rate of prime rate in effect from time to time as reported in the Wall Street Journal, payable at Maturity. The principal amount of this Note, and all accrued and unpaid interest thereon, shall be due and payable on the earlier (i) of May 19, 1997, or (ii) the date of closing of a loan to Lynch Michigan Telephone Holding Corporation for the permanent financing of the acquisition of Upper Peninsula Telephone Company (the "Maturity Date"). On the Maturity Date, Borrower shall also pay to Lender $50,000 as a commitment fee.

          Each payment under this Note shall first be credited against accrued and unpaid interest, and the remainder shall be credited against principal. This Note may be prepaid in whole or in part at any time, after five (5) Business Days written notice of Borrower's intention to make any such prepayment, which notice shall specify the date and amount of such prepayment. Partial payment hereunder shall be in an aggregate principal amount of Fifty Thousand Dollars ($50,000) or any integral multiple thereof. The written notice of Borrower to make a prepayment hereunder shall create an obligation of Borrower to pay the amount specified on the date specified in such notice. Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

          Principal and interest shall be payable in lawful money of the United States of America.

          In no event shall such interest or other amounts be charged under this Note which would violate any applicable usury law.

          If any default occurs in any payment due under this Note, Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced, and hereby waives the right to plead any and all statutes of limitation as a defense to a demand hereunder to the full extent permitted by law. None of the provisions hereof and none of the holders' rights or remedies hereunder on account of any past or future defaults shall be deemed to have been waived by the holders' acceptance of any past due installments or by any indulgence granted by the holder to Borrower.

          Borrower waives presentment, demand, protest and notice thereof or of dishonor, and agree that they shall remain liable for all amounts due hereunder notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note or the Loan Agreement.

     All amounts payable by Borrower pursuant to this Note shall be secured by a security interest in certain assets as provided for in the Pledge and Security Agreement.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its choice of law doctrine.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed the day and year first above written.

                              LYNCH CORPORATION



                              By:
                                  Name: Robert E. Dolan
                                  Title: Chief Financial Officer

                         PROMISSORY NOTE


$5,000,000                                        March 17, 1997

     FOR VALUE RECEIVED, LYNCH CORPORATION, an Indiana corporation ("Borrower"), promises to pay to Gabelli Securities, Inc. ("Lender") or order, by wire transfer sent to an account designated in writing to Borrower from time to time by the holder hereof (or in such other manner or at such other place as the holder hereof shall notify Borrower in writing), the principal amount of Five Million Dollars ($5,000,000), with interest from the date hereof on the unpaid principal balance hereunder at the rate of prime rate in effect from time to time as reported in the Wall Street Journal, payable at Maturity. The principal amount of this Note, and all accrued and unpaid interest thereon, shall be due and payable on the earlier (i) of May 19, 1997, or (ii) the date of closing of a loan to Lynch Michigan Telephone Holding Corporation for the permanent financing of the acquisition of Upper Peninsula Telephone Company (the "Maturity Date"). On the Maturity Date, Borrower shall also pay to Lender $50,000 as a commitment fee.

          Each payment under this Note shall first be credited against accrued and unpaid interest, and the remainder shall be credited against principal. This Note may be prepaid in whole or in part at any time, after five (5) Business Days written notice of Borrower's intention to make any such prepayment, which notice shall specify the date and amount of such prepayment. Partial payment hereunder shall be in an aggregate principal amount of Fifty Thousand Dollars ($50,000) or any integral multiple thereof. The written notice of Borrower to make a prepayment hereunder shall create an obligation of Borrower to pay the amount specified on the date specified in such notice. Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

          Principal and interest shall be payable in lawful money of the United States of America.

          In no event shall such interest or other amounts be charged under this Note which would violate any applicable usury law.

          If any default occurs in any payment due under this Note, Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced, and hereby waives the right to plead any and all statutes of limitation as a defense to a demand hereunder to the full extent permitted by law. None of the provisions hereof and none of the holders' rights or remedies hereunder on account of any past or future defaults shall be deemed to have been waived by the holders' acceptance of any past due installments or by any indulgence granted by the holder to Borrower.

          Borrower waives presentment, demand, protest and notice thereof or of dishonor, and agree that they shall remain liable for all amounts due hereunder notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note or the Loan Agreement.

     All amounts payable by Borrower pursuant to this Note shall be secured by a security interest in certain assets as provided for in the Pledge and Security Agreement.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its choice of law doctrine.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed the day and year first above written.

                              LYNCH CORPORATION



                              By:
                                  Name: Robert E. Dolan
                                  Title: Chief Financial Officer